UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2012

SYNAGEVA BIOPHARMA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	128 Spring Street, Suite 520, Lexington, Massachusetts	02421
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 357-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 2, 2011, Tesla Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Trimeris, Inc., a Delaware corporation (“Trimeris”), completed its previously announced merger (the “Merger”) with and into Synageva BioPharma Corp., a Delaware corporation (“Private Synageva”). In connection with the completion of the Merger, Trimeris changed its name from “Trimeris, Inc.” to “Synageva BioPharma Corp.” (the “Company”).

An overview of Private Synageva’s business, Private Synageva’s management’s discussion and analysis of its financial condition and results of operation for the six months ended June 30, 2011, a table showing the ownership by beneficial owners and management of Synageva and Private Synageva’s unaudited financial statements for the six months ended June 30, 2011 following the Merger were included as part of the Registration Statement on Form S-4 filed by Trimeris with the Securities and Exchange Commission on July 13, 2011, as amended, and the Joint Proxy Statement/Prospectus included therein. Such information, updated through October 12, 2011 (the date of the Joint Proxy Statement/Prospectus) except as otherwise indicated, is incorporated herein by reference to Exhibit 99.1 to this Current Report.

Additionally, the Company is filing as an exhibit to this Current Report on Form 8-K the Amended and Restated Registration Rights Agreement dated April 1, 2009, between the Company and the investors signatory to the agreement, as amended through the date hereof.

Item 8.01	Other Events

In December 2011, the Company announced that it completed enrollment in our Phase I/II late onset LAL Deficiency study in adults with all patients completing their scheduled infusions.

In addition, interim analysis following the completion of enrollment and dosing in the Company’s Phase I/II trial indicates that SBC-102 is well tolerated and shows clinical activity consistent with its intended mechanism of action. The Company views this data as supportive of continued development of SBC-102. A more detailed summary will be provided in our scheduled presentation at the upcoming Lysosomal Disorder Network WORLD Symposium in the second week of February 2012. There have been no treatment-related serious adverse events, infusion-related reactions or withdrawals reported to date in the study, and patients from that study have begun transitioning into the extension study.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Registration Rights Agreement dated April 1, 2009, between the Company and the investors signatory to the agreement, as amended through the date hereof.

99.1	Private Synageva’s Business Overview; Management’s Discussion and Analysis of Financial Condition and Results of Operations and Security Ownership of Certain Beneficial Owners and Management of the Combined Company Following the Merger.

99.2	Unaudited Financial Statements of Private Synageva

Balance Sheets as of June 30, 2011 and December 31, 2010.

Statements of Operations for Six Months Ended June 30, 2011 and June 30, 2010.

Statements of Cash Flows for the Six Months Ended June 30, 2011 and June 30, 2010.

Notes to the Unaudited Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Sanj K. Patel
President and Chief Executive Officer

Date: January 4, 2012

Exhibit Number	Description

10.1	Amended and Restated Registration Rights Agreement dated April 1, 2009, between the Company and the investors signatory to the agreement, as amended through the date hereof.

99.1	Private Synageva’s Business Overview; Management’s Discussion and Analysis of Financial Condition and Results of Operations and Security Ownership of Certain Beneficial Owners and Management of the Combined Company Following the Merger.

99.2	Unaudited Financial Statements of Private Synageva

Balance Sheets as of June 30, 2011 and December 31, 2010.

Statements of Operations for Six Months Ended June 30, 2011 and June 30, 2010.

Statements of Cash Flows for the Six Months Ended June 30, 2011 and June 30, 2010.

Notes to the Unaudited Financial Statements.